1 FISCAL 2015 Q3 PERFORMANCE October 15, 2015

2 CAUTIONARY STATEMENTS Forward-Looking Statements Certain statements in this presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations, including, but not limited to, various factors beyond management's control adversely affecting discretionary spending, membership count and facility usage and other risks, uncertainties and factors set forth in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2014 and “Risk Factors” and “Forward- Looking Statements” in its Quarterly Report on Form 10-Q for the period ended September 8, 2015. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward-looking statements. Non-GAAP Financial Measures In our presentation, we may refer to certain non-GAAP financial measures. To the extent we disclose non-GAAP financial measures, please refer to footnotes where presented on each page of this presentation or to the appendix found at the end of this presentation for a reconciliation of these measures to what we believe are the most directly comparable measure evaluated in accordance with generally accepted accounting principles in the U.S. (“GAAP”). The Company has not reconciled Adjusted EBITDA guidance in this presentation to the most directly comparable GAAP measure because this cannot be done without unreasonable effort.

3 BUSINESS OVERVIEW Eric Affeldt, President and CEO

4 3Q15 PERFORMANCE Continue to execute our three-pronged growth strategy • We delivered record third quarter results: » 3Q15 revenue up 25% year-over-year (y/y) to $255 million » 3Q15 adjusted EBITDA(1) up 21% y/y to $55 million » 3Q15 membership, excluding managed clubs, up 20% y/y to ~175k • Same-store revenue grew 2% y/y, while adjusted EBITDA up 4%. Same-store adjusted EBITDA margins improved 50 bps • Approximately 49% of our members were enrolled in O.N.E. or similar upgrade offerings; O.N.E. is now available at 152 clubs • Year-to-date through 3Q15, we have added reinvention elements at 19 clubs, with another 13 clubs in active construction, and 3 clubs in design or awaiting permitting • Year-to-date through 3Q15, we added eight clubs to our portfolio • We operate(2) 158 golf & country clubs (GCC) and 48 business, sports & alumni clubs (BSA) (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation to the most comparable financial measure calculated in accordance with GAAP (2) As of September 8, 2015

EXECUTING OUR GROWTH STRATEGY

Three-pronged growth strategy focused on increasing long-term shareholder value

Organic Growth	• Best-in-class, multi-functional clubs attract highly affluent member base • Sticky membership product creates highly stable, highly resilient revenue base • O.N.E. (Optimal Network Experiences) offering leverages network as distinct value proposition – upgrade penetration now at 49%(1)
Reinvention	• Significant opportunities to deploy ROI and expansion capital to reinvent, modernize and add new and relevant amenities to existing portfolio of clubs • Over $480 million total capital invested from fiscal year 2007 to fiscal year 2014 • Investing approximately $60 million of capital in 2015(2)
Acquisitions	• Highly fragmented industry with abundance of member-owned and individually-owned golf courses at compelling valuations presents roll-up opportunities • Over $337 million spent to acquire 63 clubs in 2014 and 2015(3) with two year ROI and expansion capital plan of ~$53 million to reinvent acquired clubs • Underwrite acquisitions at 10-15% cash-on-cash returns by year 3

(1) Member penetration of O.N.E. and other upgrade products
(2) Includes ROI and expansion capital at existing portfolio and recently acquired clubs; total capital investment subject to change
(3) Includes Sequoia Golf properties owned or operated as of September 30, 2014. Purchase price of $260.0 million net of $5.6 million cash received and before customary closing adjustments

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

5

6 THE VALUE OF THE CLUBCORP NETWORK Our O.N.E. offering is unparalleled in the industry Increased adoption of the O.N.E. offering … generates favorable economics » Introduced O.N.E. in 2010 and rolling out at new and recently acquired clubs » O.N.E. is offered at 152 clubs(1) » O.N.E. increases revenue without increasing fixed costs » O.N.E. drives increased club utilization 35% 43% 46% 39% 44% 46% 49% 2010 2013 2014 pre-Sequoia 2014 post-Sequoia 1Q15 2Q15 3Q15 (1) As of September 8, 2015 Member Penetration of O.N.E. and Other Upgrade Products

7

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9

10

11

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13

CONTINUE OUR DRIVE TO $300 MILLION ANNUAL ADJ. EBITDA IN 2018

Multi-year framework for growth in Adj. EBITDA → implied CAGR of +9-13%



Adj. EBITDA(1)
$ millions
~$196
~40-60
~30-50
~8-12
~$280-320
CAGR 9-13%
2014 Base
5-7% Growth Organic + Reinvention…
2017 10-15% Return on 2014 Acquisition…
2018 10-15% Return on 2015 Acquisition…
2018

Multi-year Framework for Adjusted EBITDA Growth[2]:

Fiscal 2014 adjusted EBITDA ~$196M

+ Long-term growth objective of 5-7% includes organic growth + reinventions on same-store clubs (i.e., 5-7% compound annual growth between 2014 and 2018 using 2014 base year of ~$196M adj. EBITDA)
+ Return on 2014 Acquisition Capital (~$280M purchase price + ~$41M planned reinvention capital of acquired clubs)
+ Return on 2015 Acquisition Capital (~$56M purchase price + ~$12M planned reinvention capital of acquired clubs)

Drive to $300M Adj. EBITDA does not require a change to capital structure or assume any further acquisitions
Any additional acquisitions would be incremental to this target

(1) Adjusted EBITDA is a non-GAAP measure. The Company has not reconciled Adjusted EBITDA guidance in this presentation to the most directly comparable GAAP measure because this cannot be done without unreasonable effort.
(2) All estimates and subject to change, including as a result of matters discussed under the "Forward-Looking Statements" cautionary language, and the Company undertakes no duty to update its guidance.

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

14

15 WE ARE TIGHTENING OUR 2015 OUTLOOK Our growth strategy continues to drive long-term shareholder value • Year-to-date revenue and adjusted EBITDA are up 24% and 21%, respectively • Given our progress to date, we have tightened the range on our full-year 2015 outlook • We now anticipate delivering adjusted EBITDA in the range of $232-236 million, up +18-20% y/y • We are accelerating our two year reinvention plan at our Sequoia clubs, and have decided to pull forward ~$10 million from our 2016 capital investment plan into 2015 • Our drive to $300 million in adjusted EBITDA by the end of 2018 remains unchanged… this target assumes no incremental acquisitions • We continue to add long-term shareholder value through our three pronged strategy of organic growth, reinvention and acquisitions • We are very proud of our results year-to-date, and we look forward to a strong finish to 2015

16 FINANCIAL OVERVIEW Curt McClellan, CFO

17 3Q15 CLUBCORP CONSOLIDATED RESULTS Delivering results consistent with our key growth objectives $688 $720 $755 $815 $884 $1,024 2010 2011 2012 2013 (53wks) 2014 3Q15 LTM $150 $157 $166 $177 $196 $223 21.8% 21.8% 22.0% 21.7% 22.2% 21.8% 2010 2011 2012 2013 (53wks) 2014 3Q15 LTM Adj. EBITDA(1) $54.9M +21% y/y Reinvention(2) ~19 clubs completed ~16 underway Revenue $255.4M, +25% y/y Objective 3Q 2015 Results Acquisitions(3) 8 clubs 2 single store 1 small portfolio (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation to the most comparable financial measure calculated in accordance with GAAP. (2) Planned club reinvention elements in 2015. (3) Acquisitions announced or closed year-to-date in Fiscal 2015. Revenue $ millions CAGR +8.7% Adj. EBITDA(1) $ millions CAGR +8.7%

18 3Q15 CLUBCORP CONSOLIDATED RESULTS Solid growth across all major revenue streams and segments Key operating metrics (y/y %) • Total Consolidated Results: » Revenue $255.4M,  25% » Adj. EBITDA $54.9M,  21% » Adj. EBITDA 21.5%,  (70 bps) • Revenue Growth by Revenue Type » Dues  26% » Food & Beverage  19% » Golf Ops  28% • Revenue Growth by Segment » Golf & Country Clubs  28% » Business, Sports & Alumni  4% • Adj. EBITDA Growth by Segment » GCC  24% » BSA  5% $204.5 $255.4 46.2 1.7 4.5 (1.5) 3Q14 GCC BSA Other Elimin... Divested… 3Q15 Revenue $ millions $45.3 $54.9 11.3 0.3 (2.0) 3Q14 GCC BSA Other 3Q15 Adj. EBITDA(1) $ millions 141,844 140,972 145,634 175,162 3Q14 Same-store 3Q15 Same-store 3Q14 Total 3Q15 Total Memberships(2)  (0.6%)  20.3% 45% 46% 27% 25% 19% 19%9% 10% $204.5 $255.4 3Q14 3Q15 Other Golf Ops F&B Dues Revenue Mix $ millions (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the most comparable financial measure calculated in accordance with GAAP. (2) Same-store memberships excludes managed clubs. Total memberships includes Same-store, and new or acquired clubs, but excludes managed clubs.

19 3Q15 GOLF & COUNTRY CLUBS (GCC) Solid growth across key operating metrics 86,563 86,482 89,233 118,496 3Q14 Same-store 3Q15 Same-store 3Q14 Total 3Q15 Total Key operating metrics (y/y %) • Total GCC Results: » Revenue $211.0M,  28.0% » Adj. EBITDA $58.1M,  24.2% » Adj. EBITDA 27.6%,  (80 bps) • Same-store GCC Results: » Revenue $163.2M,  1.5% » Adj. EBITDA $48.3M,  4.1% » Adj. EBITDA 29.6%,  80 bps • Same-store Revenue Growth by Revenue Type: » Dues  3.4% » Food & Beverage  1.4% » Golf Ops  0.1% • New or Acquired GCC Results: » Revenue $47.7M » Adj. EBITDA $9.9M 46% Dues 22% F&B 24% Golf Ops 8% Other 3Q15 $211M Revenue Mix Memberships(2)  (0.1%)  32.8% (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the most comparable financial measure calculated in accordance with GAAP. (2) Same-store memberships excludes managed clubs. Total memberships includes Same-store, and new or acquired clubs, but excludes managed clubs. $164.8 $211.0 2.4 0.5 0.1 43.7 (0.5) 3Q14 SS Dues SS F&B SS Golf SS Other Acq 3Q15 Revenue $ millions $46.8 $58.1 1.9 9.4 3Q14 Same Store Acquisitions 3Q15 Adj. EBITDA(1) $ millions

20 3Q15 BUSINESS, SPORTS & ALUMNI CLUBS (BSA) Solid growth across key operating metrics 55,281 54,490 56,401 56,666 3Q14 Same-store 3Q15 Same-store 3Q14 Total 3Q15 Total Key operating metrics (y/y %) • Total BSA Results: » Revenue $40.6M,  4.3% » Adj. EBITDA $6.0M,  5.0% » Adj. EBITDA 14.8%,  10 bps • Same-store BSA Results: » Revenue $39.3M,  2.2% » Adj. EBITDA $5.9M, flat » Adj. EBITDA 15.0%,  (30 bps) • Same-store Revenue Growth by Revenue Type: » Dues  3.9% » Food & Beverage  0.5% • New or Acquired BSA Results: » Revenue $1.2M » Adj. EBITDA $0.1M 47% Dues 46% F&B 7% Other 3Q15 $41M Revenue Mix Memberships(2)  (1.4%)  0.5% (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the most comparable financial measure calculated in accordance with GAAP. (2) Same-store memberships excludes managed clubs. Total memberships includes Same-store, and new or acquired clubs, but excludes managed clubs. $38.9 $40.6 0.7 0.1 0.0 0.9 3Q14 SS Dues SS F&B SS Other New 3Q15 Revenue $ millions $5.7 $6.0 0.0 0.3 3Q14 Same Store New 3Q15 Adj. EBITDA(1) $ millions

21 FY15 CAPEX Continued investment in business … 2015 YTD Capital Expenditures • 2015 YTD maintenance capex $41.1 million • 2015 YTD expansion capital: » Invested $35.0 million in ROI and expansion capital and completed reinvention on 19 clubs » Acquisition capital $55.9 million invested on eight clubs 2015 Capital Expenditures • Remaining in 2015, we anticipate investing ~$9 million on maintenance capex • Remaining in 2015, we anticipate investing ~$25 million on ROI and expansion capital » Includes pulling forward ~$10 million from our 2016 capital investment plan into 2015 to accelerate our two year reinvention plan at our Sequoia clubs $24.9 $25.1 $16.7 $23.8 $29.1 $41.1 $18.0 $22.8 $37.5 $35.7 $43.5 $35.0 2010 2011 2012 2013 2014 2015 YTD Maintenance Capex ROI Capex Capital Expenditures $ millions

FY15 LEVERED FREE CASH FLOW

Attractive FCF generation …

Levered FCF(1)

$ millions


$82.9
$87.4
$99.4
$109.9
$110.8
$112.7
$108.5
1Q14 LTM
2Q14 LTM
3Q14 LTM
4Q14 LTM
1Q15 LTM
2Q15 LTM
3Q15 LTM

Levered Free Cash Flow

- +9% y/y increase in LTM levered FCF
- 3Q15 LTM cash interest expense(2) was $45.1 million
- 3Q15 LTM cash tax expense was $5.3 million
- 3Q15 LTM paid $33.0 million in dividends; the Company currently pays annual dividends of $0.52/share

Liquidity & Capital Structure

- As of September 8, 2015, cash and cash equivalents and total liquidity of $105.4 million
- ClubCorp Term B loans of ~$900 million are priced at L+325 basis points with a 1% LIBOR floor
- As of September 8, 2015, Sr. Secured Leverage Ratio was 4.4x

(1) Levered Free Cash Flow is not calculated in accordance with GAAP. A reconciliation of Free Cash Flow to the most comparable financial measure calculated in accordance with GAAP can be found in the appendix of this presentation.

(2) Interest on long-term debt excludes accretion of discount on member deposits, amortization of debt issuance costs, amortization of term loan discount and interest on notes payable related to certain realty interests which we define as "Non-Core Development Entities".

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

22

2015 OUTLOOK

The Company tightening its outlook for fiscal 2015

Revenue	Adj. EBITDA	ROI Capital	Dividend
$1,040M - $1,060M *(+18-20% y/y)*	$232M - $236M *(+18-20% y/y)*	~$60M *(reinvention elements at ~30 clubs)*	Full-year $0.52 / share *(~2.3% yield)*


Coto de Caza Golf & Racquet Club
Coto de Caza, CA


Athletic & Swim Club
New York, NY

Keys to achieving 2015 outlook …

- Solid Same-store growth and operational execution
- Solid revenue growth across all three primary revenue streams: dues, F&B and golf operations
- Economy continues to grow, membership sales remain strong in our golf and country clubs segment and across business, sports and alumni clubs segment
- Acceptance of our O.N.E. offering continues to climb
- Reinvented clubs continue to drive results
- Integration of Sequoia clubs continues, with many of our planned cost synergies now realized
- Continued strong member retention and consistent new member growth

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

23

24 APPENDIX

3Q15 CONSOLIDATED RESULTS

Combined Same-store clubs and combined new or acquired clubs performance

Consolidated Results	Third Quarter Ended Sept. 8, 2015 (12 weeks)	Third Quarter Ended Sept. 9, 2014 (12 weeks)	$ Change[1] vs. 12 weeks	% Change[1] vs. 12 weeks	YTD Ended Sept. 8, 2015 (36 weeks)	YTD Ended Sept. 9, 2014 (36 weeks)	$ Change[2] vs. 36 weeks	% Change[2] vs. 36 weeks
Combined Same Store Clubs								
Revenue								
Dues	$ 92,825	$ 89,700	$ 3,125	3.5%	$ 274,441	$ 264,229	$ 10,212	3.9%
Food and Beverage	54,488	53,888	600	1.1%	164,487	160,006	4,481	2.8%
Golf Operations	39,275	39,221	54	0.1%	103,095	103,770	(675)	(0.7%)
Other	15,959	16,435	(476)	(2.9%)	42,956	43,588	(632)	(1.4%)
Revenue	$ 202,547	$ 199,244	$ 3,303	1.7%	$ 584,979	$ 571,593	$ 13,386	2.3%
Adjusted EBITDA	$ 54,157	$ 52,269	$ 1,888	3.6%	$ 161,317	$ 152,955	$ 8,362	5.5%
Adjusted EBITDA Margin	26.7%	26.2%		50 bps	27.6%	26.8%		80 bps
Combined New or Acquired Clubs								
Revenue	$ 48,975	$ 4,406	$ 44,569		$ 126,028	$ 7,892	$ 118,136	
Adjusted EBITDA	$ 9,978	$ 263	$ 9,715		$ 26,198	$ 259	$ 25,939	
Other								
Revenue	$ 6,951	$ 2,440	$ 4,511		$ 18,280	$ 6,473	$ 11,807	
Other Adjusted EBITDA	$ (9,203)	$ (7,213)	$ (1,990)		$ (33,504)	$ (26,287)	$ (7,217)	
Elimination of intersegment revenues								
Revenue	$ (3,317)	$ (2,446)	$ (871)		$ (10,118)	$ (7,402)	$ (2,716)	
Revenues relating to divested clubs[3]	$ 204	$ 831	$ (627)		$ 2,010	$ 3,060	$ (1,050)	
Total Consolidated Results								
Revenue	$ 255,360	$ 204,475	$ 50,885	24.9%	$ 721,179	$ 581,616	$ 139,563	24.0%
Adjusted EBITDA	$ 54,932	$ 45,319	$ 9,614	21.2%	$ 154,011	$ 126,927	$ 27,084	21.3%
Adjusted EBITDA Margin	21.5%	22.2%		-70 bps	21.4%	21.8%		-50 bps

(1) Change compares third quarter ended September 8, 2015 (12 weeks) to third quarter ended September 9, 2014 (12 weeks)
(2) Change compares third quarter ended September 8, 2015 (36 weeks) to third quarter ended September 9, 2014 (36 weeks)
(3) When clubs are divested, the associated revenues are excluded from segment results for all periods presented


Seville Golf & Country Club
Gilbert, AZ


Town Point Club
Norfolk, VA

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

25

3Q15 GOLF & COUNTRY CLUBS (GCC)

GCC Same-store clubs and GCC new or acquired clubs performance

	Third Quarter Ended				YTD Ended			
GCC	Sept. 8, 2015 (12 weeks)	Sept. 9, 2014 (12 weeks)	$ Change[1] vs. 12 weeks	% Change[1] vs. 12 weeks	Sept. 8, 2015 (36 weeks)	Sept. 9, 2014 (36 weeks)	$ Change[2] vs. 36 weeks	% Change[2] vs. 36 weeks
Same Store Clubs								
Revenue								
Dues	$ 74,183	$ 71,758	$ 2,425	3.4%	$ 218,574	$ 210,598	$ 7,976	3.8%
Food and Beverage	36,467	35,955	512	1.4%	104,049	101,828	2,221	2.2%
Golf Operations	39,275	39,221	54	0.1%	103,095	103,770	(675)	(0.7%)
Other	13,307	13,823	(516)	(3.7%)	35,092	35,973	(881)	(2.4%)
Revenue	$ 163,232	$ 160,757	$ 2,475	1.5%	$ 460,810	$ 452,169	$ 8,641	1.9%
Adjusted EBITDA	$ 48,251	$ 46,362	$ 1,889	4.1%	$ 138,902	$ 132,480	$ 6,422	4.8%
Adjusted EBITDA Margin	29.6%	28.8%		80 bps	30.1%	29.3%		80 bps
New or Acquired Clubs								
Revenue	$ 47,734	$ 4,015	$ 43,719		$ 122,655	$ 7,498	$ 115,157	
Adjusted EBITDA	$ 9,895	$ 468	$ 9,427		$ 25,921	$ 536	$ 25,385	
Total GCC Results								
Revenue	$ 210,966	$ 164,772	$ 46,194	28.0%	$ 583,465	$ 459,667	$ 123,798	26.9%
Adjusted EBITDA	$ 58,146	$ 46,830	$ 11,316	24.2%	$ 164,823	$ 133,016	$ 31,807	23.9%
Adjusted EBITDA Margin	27.6%	28.4%		-80 bps	28.2%	28.9%		-70 bps


Ipswich Country Club
Ipswich, MA


canyon
Canyon Creek Country Club
Richardson, TX

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

(1) Change compares third quarter ended September 8, 2015 (12 weeks) to third quarter ended September 9, 2014 (12 weeks)
(2) Change compares third quarter ended September 8, 2015 (36 weeks) to third quarter ended September 9, 2014 (36 weeks)

26

3Q15 BUSINESS, SPORTS & ALUMNI CLUBS (BSA)

BSA Same-store clubs and BSA new or acquired clubs performance

BSA	Third Quarter Ended Sept. 8, 2015 (12 weeks)	Third Quarter Ended Sept. 9, 2014 (12 weeks)	\$ Change[(1)] vs. 12 weeks	% Change[(1)] vs. 12 weeks	YTD Ended Sept. 8, 2015 (36 weeks)	YTD Ended Sept. 9, 2014 (36 weeks)	\$ Change[(2)] vs. 36 weeks	% Change[(2)] vs. 36 weeks
Same Store Clubs								
Revenue								
Dues	\$ 18,642	\$ 17,942	\$ 700	3.9%	\$ 55,867	\$ 53,631	\$ 2,236	4.2%
Food and Beverage	18,021	17,933	88	0.5%	60,438	58,178	2,260	3.9%
Other	2,652	2,612	40	1.5%	7,864	7,615	249	3.3%
Revenue	\$ 39,315	\$ 38,487	\$ 828	2.2%	\$ 124,169	\$ 119,424	\$ 4,745	4.0%
Adjusted EBITDA	\$ 5,906	\$ 5,907	\$ (1)	(0.0%)	\$ 22,415	\$ 20,475	\$ 1,940	9.5%
Adjusted EBITDA Margin	15.0%	15.3%		-30 bps	18.1%	17.1%		100 bps
New or Acquired Clubs								
Revenue	\$ 1,241	\$ 391	\$ 850		\$ 3,373	\$ 394	\$ 2,979	
Adjusted EBITDA	\$ 83	\$ (205)	\$ 288		\$ 277	\$ (277)	\$ 554	
Total BSA Results								
Revenue	\$ 40,556	\$ 38,878	\$ 1,678	4.3%	\$ 127,542	\$ 119,818	\$ 7,724	6.4%
Adjusted EBITDA	\$ 5,989	\$ 5,702	\$ 288	5.0%	\$ 22,692	\$ 20,198	\$ 2,494	12.3%
Adjusted EBITDA Margin	14.8%	14.7%		10 bps	17.8%	16.9%		90 bps





CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

(1) Change compares third quarter ended September 8, 2015 (12 weeks) to third quarter ended September 9, 2014 (12 weeks)
(2) Change compares third quarter ended September 8, 2015 (36 weeks) to third quarter ended September 9, 2014 (36 weeks)

27

NET INCOME TO ADJUSTED EBITDA

RECONCILIATION OF NON-GAAP MEASURES TO CLOSEST GAAP MEASURE

	FY10	FY11	FY12	FY13	FY14	1Q15 LTM	2Q15 LTM	3Q15 LTM
Net (loss)	$252,663	$ (35,622)	$ (26,992)	$ (40,680)	$ 13,329	$ 12,841	$ 30,095	$ 28,007
Interest expense	61,236	84,746	89,369	83,669	65,209	65,614	66,328	69,554
Income tax (benefit) expense	57,107	(16,421)	(7,528)	1,681	(41,469)	(45,521)	(34,844)	(38,628)
Interest and investment income	(714)	(138)	(1,212)	(345)	(2,585)	(2,587)	(4,095)	(4,868)
Depreciation and amortization	91,700	93,035	78,286	72,073	80,792	87,159	94,601	102,003
EBITDA	461,992	125,600	131,923	116,398	115,276	117,506	152,085	156,068
Impairments and disposition of assets (1)	3,556	10,772	15,687	14,502	12,843	14,050	18,137	21,024
Income (loss) from discontinued operations and divested clubs (2)	8,225	(221)	10,279	(626)	(754)	(521)	(235)	(120)
Loss on extinguishment of debt (3)	(334,423)	-	-	16,856	31,498	31,498	-	-
Non-cash adjustments (4)	(1,881)	(37)	1,865	3,929	2,007	2,008	2,008	2,007
Other adjustments (5)	2,920	15,574	3,237	10,134	25,315	27,629	30,047	31,701
Equity-based compensation expense (6)	-	-	-	14,217	4,303	4,573	4,430	4,776
Acquisition adjustment (7)	9,274	5,006	2,560	1,306	5,644	6,425	7,131	7,760
Adjusted EBITDA	$149,663	$156,694	$165,551	$176,716	$196,132	$203,168	$213,603	$223,216
Adjusted EBITDA by Segment:								
Golf and Country Clubs	151,016	155,864	168,312	180,076	203,221	211,842	223,712	235,028
Business, Sports and Alumni Clubs	30,047	32,331	33,899	34,144	34,954	36,101	37,161	37,448
Other	(31,400)	(31,501)	(36,660)	(37,504)	(42,043)	(44,775)	(47,270)	(49,260)
Adjusted EBITDA	$149,663	$156,694	$165,551	$176,716	$196,132	$203,168	$213,603	$223,216

(1) Includes non-cash impairment charges related to property and equipment and intangible assets, loss on disposals of assets (including property and equipment disposed of in connection with renovations) and net loss or income from discontinued operations and divested clubs that do not quality as discontinued operations.(2) Includes (gain) loss on extinguishment of debt calculated in accordance with GAAP. (3) Includes loss on extinguishment of debt calculated in accordance with GAAP. (4) Includes non-cash items related to purchase accounting associated with the acquisition of ClubCorp, Inc. ("CCI") in 2006 by affiliates of KSL and expense recognized for our long-term incentive plan related to fiscal years 2011 through 2013. (5) Represents adjustments permitted by the credit agreement governing ClubCorp's secured credit facilities including cash distributions from equity method investments less equity in earnings recognized for said investments, income or loss attributable to non-controlling equity interests of continuing operations, fees and expenses associated with readiness efforts for Section 404(b) of the Sarbanes-Oxley Act and related centralization of administrative processes, acquisition costs, debt amendment costs, equity offering costs, other charges incurred in connection with the ClubCorp Formation (as defined in our Annual Report on Form 10-K filed with the SEC on March 12, 2015) and management fees, termination fee and expenses paid to an affiliate of KSL. (6) Includes equity-based compensation expense, calculated in accordance with GAAP, related to awards held by certain employees, executives and directors. (7) Represents estimated deferred revenue using current membership life estimates related to initiation payments that would have been recognized in the applicable period but for the application of purchase accounting in connection with the acquisition of CCI in 2006 and the acquisition of Sequoia Golf on September 30, 2014.

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

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29 CALCULATION OF LEVERED FREE CASH FLOW RECONCILIATION OF NON-GAAP MEASURES TO CLOSEST GAAP MEASURE (1) See the Adjusted EBITDA reconciliation in the preceding "Reconciliation of Non-GAAP Measures to Closest GAAP Measure" table. (2) Interest on long-term debt excludes accretion of discount on member deposits, amortization of debt issuance costs, amortization of term loan discount and interest on notes payable related to certain realty interests which we define as “Non-Core Development Entities”. 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 LTM LTM LTM LTM LTM LTM LTM LTM Adjusted EBITDA (1) 176,716$ 179,004$ 183,015$ 186,917$ 196,132$ 203,168$ 213,603$ 223,216$ LE S: Interest expense and principal amortization on long-term debt (2) 61,317 56,660 51,776 44,370 40,912 41,142 41,840 45,078 Cash paid for income taxes 3,187 3,192 4,162 2,796 2,723 2,683 4,438 5,282 Maintenance capital expenditures 23,831 24,279 27,730 28,162 29,067 33,879 39,138 47,508 Capital lease principal & interest expense 11,885 12,190 12,197 12,436 13,799 14,938 15,809 17,111 Free Cash Flow 76,496$ 82,683$ 87,150$ 99,153$ 109,631$ 110,526$ 112,378$ 108,237$

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